UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 22, 2009

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

              Nevada                     000-49845            52-2336836
              ------                     ---------            ----------
  (State or other jurisdiction of       (Commission       (I.R.S. Employer
   incorporation or organization)       File Number)      Identification No.)

         4555 South Palo Verde, Suite 123
                 Tucson, Arizona                             85714
                 ---------------                             -----
     (Address of principal executive offices)              (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 22, 2009, CDEX, Inc. intends to present and/or distribute to interested investors and analysts the "CEO Corner: What's New!" dated June 22, 2009 that is attached as Exhibit 99.1 hereto, and is incorporated herein by reference. The CEO corner is also located on the company's website www.cdexinc.com.

Certain statements contained in the CEO Corner constitute "forward-looking statements" within the meaning of the securities laws. Forward-looking statements include all statements that do not relate solely to the historical or current facts, and can be identified by the use of forward looking words such as "may", "believe", "will", "expect", "expected", "project", "anticipate", "anticipated", "estimates", "plans", "strategy", "target", "prospects", "should", "intends", "estimates" "continue" and other words of similar meaning. These forward looking statements are based on the current plans and expectations of our management and are subject to a number of uncertainties and risks that could significantly affect our current plans and expectations, as well as future results of operations and financial condition and may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ materially from our expectations are described as Risk Factors in our Annual Report on Form 10-KSB for the fiscal year ended October 31, 2008. In making these forward-looking statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Private Securities Reform Act of 1995. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. We do not assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements.

The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 7.01 Regulation FD." The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No.             Exhibit Description
-----------             -------------------

99.1                  CEO Corner: What's New!

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CDEX INC.

Date: June 22, 2009                   By:    /s/ Malcolm H. Philips, Jr.
                                             ---------------------------
                                             Malcolm H. Philips, Jr., President